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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: June 19, 2001


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Exact Name of Registrant                   Commission        I.R.S. Employer
as Specified in Its Charter                File Number      Identification No.
----------------------------------         -----------      ------------------
Hawaiian Electric Industries, Inc.           1-8503             99-0208097

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                                State of Hawaii
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                (State or other jurisdiction of incorporation)



                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:   (808) 543-5662


                                     None
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        (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

On June 19, 2001, the Board of Directors of Hawaiian Electric Industries, Inc.
(HEI) approved amendments to HEI's Restated By-Laws, which amendments have been included in the Amended and Restated Bylaws of that date filed with this report as an Exhibit. The amendments to the Bylaws (a) clarify the variety of means, including electronic voting, by which shareholders may authorize others to act as proxy (Art. II, Sec. 6 last paragraph), (b) require the preparation of lists of shareholders entitled to vote at meetings and define the rights of shareholders to inspect those lists (Art. II, Sec. 11), (c) specify that the only limitation on the power of the Board of Directors to determine the number of directors is that there shall not be less than 5 nor more than 18 directors (Art. III, Sec. 13) and (d) authorize HEI to issue rights, options and warrants entitling holders to purchase shares of HEI's stock on terms and for the consideration determined by the Board of Directors, and permitting such rights, options and warrants to include provisions that preclude the holder and subsequent transferees of a specified percentage of HEI's common shares from exercising such rights, options or warrants (Art. XIX.).

Also on June 19, 2001, the Board of Directors of HEI approved amendments to HEI's 1987 Stock Option and Incentive Plan to permit issuance under the Plan of restricted stock without consideration other than the provision of future services by an employee of HEI or one of its subsidiaries. The Stock Option and Incentive Plan, as amended and restated effective June 19, 2001, is filed as exhibit to this report.

HEI has signed the "Third Amendment to Trust Agreement between Hawaiian Electric Industries, Inc. and Fidelity Management Trust Company " which is effective as of April 1, 2001. A copy of the Third amendment is filed with this report.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 3(ii)  HEI's Amended and Restated By-Laws

Exhibit 4 1987 Stock Option and Incentive Plan of HEI as amended and restated effective June 19, 2001 for incorporation by reference into Registration Statements on Forms S-8 (Registration
               Nos. 33-65234 and 333-05667)

Exhibit 99     Third Amendment to Trust Agreement, made and entered into
               April 1, 2001, between HEI and Fidelity Management Trust Company for the Hawaiian Electric Industries Retirement Savings Plan for incorporation by reference into Registration Statement on Form S-8 (Registration No. 333-02103)

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                          (Registrant)


                                 /s/ Curtis Y. Harada
                                ----------------------
                                Curtis Y. Harada
                                Controller
                                (Principal Accounting Officer of HEI)

                                Date:  June 26, 2001

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